UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Pacific Biosciences of California, Inc.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! PACIFIC BIOSCIENCES OF CALIFORNIA, INC. 1305 O’BRIEN DRIVE MENLO PARK, CA 94025 PACIFIC BIOSCIENCES OF CALIFORNIA, INC. 2023 Annual Meeting Vote by May 23, 2023 11:59 PM ET You invested in PACIFIC BIOSCIENCES OF CALIFORNIA, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 24, 2023. Vote Virtually at the Meeting* May 24, 2023 9:00 AM PDT Virtually at: www.virtualshareholdermeeting.com/PACB2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V04251-P91306 Get informed before you vote View the Notice and Proxy Statement and the Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 10, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends V04252-P91306 1c. Lucy Shapiro, Ph.D. 1a. Christian O. Henry 1b. John F. Milligan, Ph.D. For For For 1. Election of Directors Nominees: 2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2023. 3. To approve, on an advisory basis, the compensation of our named executive officers. 4. To approve, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers. 5. To approve, on an advisory basis, a proposal regarding the retention of the classified structure of our Board of Directors. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. For For None 3 Years